UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 13, 2018

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

FLORIDA (State or Other Jurisdiction of Incorporation)	000-24452 (Commission File Number)	20-1424922 (I.R.S. Employer Identification Number)
3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071 (Address of Principal Executive Offices) (Zip Code)

(404) 842 - 2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on June 14, 2016, the Company and each of its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”).

On June 14, 2018, the Company and certain of its subsidiaries, Arts and Exhibitions International, LLC, a Florida limited liability company, Premier Exhibition Management LLC, a Florida limited liability company, Premier Exhibitions NYC, Inc., a Nevada corporation, Premier Merchandising, LLC, a Delaware limited liability company, Premier Exhibitions International, LLC, a Delaware limited liability company, Dinosaurs Unearthed Corp., a Delaware corporation, DinoKing Tech Inc. d/b/a Dinosaurs Unearthed, a company formed under the laws of British Columbia, and RMS Titanic, Inc., a Florida corporation, solely for certain purposes (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Premier Acquisition Holdings LLC, a Delaware limited liability company (“Buyer”), pursuant to which the Buyer agreed to acquire substantially all of the assets and assume certain liabilities of the Sellers pursuant to Sections 363 and 365 of the Bankruptcy Code for an aggregate purchase price of $17.5 million in cash plus Assumed Liabilities (as defined in the Asset Purchase Agreement), subject to adjustments for current assets at closing.

In accordance with the terms of an agreement between the Debtors, the Buyer and 417 Fifth Ave. Real Estate, LLC and described on the record at the August 30, 2018 bid procedures hearing before the Bankruptcy Court, on September 14, 2018, the Sellers and Buyer entered into Amendment No. 1 to the Asset Purchase Agreement (the “Amendment”) to, among other things, increase the purchase price from $17.5 million to $19.5 million and increase the limit on the amount of the Buyer’s breakup fee and expense reimbursement from $1 million to $1.5 million. The Amendment is consistent with the terms that the Company previously disclosed.

The closing of the transactions contemplated by the Asset Purchase Agreement, as amended, is subject to the satisfaction or waiver of a number of closing conditions. The Asset Purchase Agreement is intended to constitute a “stalking horse” bid that is subject to higher and better bids by third parties in accordance with bidding procedures discussed below.

The descriptions of the Amendment and the Asset Purchase Agreement are qualified in their entirety by reference to the full text of the Amendment and Asset Purchase Agreement, copies of which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated into this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

As previously announced, on September 11, 2018, the Bankruptcy Court entered an order (the “Order”) that approved in part the Debtors’ competitive bidding procedures and the Asset Purchase Agreement, as amended, and allowed the Debtors to submit new bidding procedures that correspond to a proposed sale hearing on October 18, 2018 at 10:00 am (Eastern Time).

On September 13, 2018, the Bankruptcy Court approved the revised bidding procedures proposed by the Debtors. A copy of the Bankruptcy Court’s order is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “SEC”). The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Additional Information Regarding the Chapter 11 Filing

Information about the Chapter 11 process, as well as court filings (including the full text of the Monthly Operating Reports, with exhibits) and other documents related to the reorganization proceedings, is available through the Official Equity Committee Website for Shareholders of Premier Exhibitions, Inc. at http://www.jndla.com/cases/premiercommittee, docket numbers 1025-1027, 1030 – 1034 and 1158-1165. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No.1, dated September 14, 2018, to Asset Purchase Agreement, dated June 14, 2018, by and among, Premier Exhibitions, Inc., Arts and Exhibitions International, LLC, Premier Exhibition Management LLC, Premier Exhibitions NYC, Inc., Premier Merchandising, LLC, Premier Exhibitions International, LLC, Dinosaurs Unearthed Corp., DinoKing Tech Inc. d/b/a Dinosaurs Unearthed, RMS Titanic, Inc. and Premier Acquisition Holdings LLC.

2.2*	Asset Purchase Agreement, dated June 14, 2018, by and among, Premier Exhibitions, Inc., Arts and Exhibitions International, LLC, Premier Exhibition Management LLC, Premier Exhibitions NYC, Inc., Premier Merchandising, LLC, Premier Exhibitions International, LLC, Dinosaurs Unearthed Corp., DinoKing Tech Inc. d/b/a Dinosaurs Unearthed, RMS Titanic, Inc. and Premier Acquisition Holdings LLC (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 18, 2018)

99.1	Order filed with the Bankruptcy Court on September 13, 2018

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included after the signature pages to the Asset Purchase Agreement. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER EXHIBITIONS, INC.

Date: September 18, 2018	By:	/s/Jerome Henshall
Jerome Henshall
Chief Financial Officer